Contractual Obligations	12 Months Ended
Dec. 31, 2023
Contractual Obligations [Abstract]
Contractual obligations

NOTE 17: Contractual obligations

Thousands of $ For The Years ended December 31	2023	2022
Outstanding commitments for future minimum rent payments, which fall due as follows:
Less than one year	90	156
Years 2-5	53	60
Total contractual obligations	143	216

For 2023 and 2022, we refer to Note 12 and 16 for the lease liabilities subsequent adoption and application of IFRS 16.

Outstanding commitments for future minimum rent payments include rental fees related to leased facilities, and equipment for assets with a value below $5,000 or with short-term duration. These lease contracts can be terminated early with certain indemnity fees. All figures shown assume that the lease contracts will not be terminated early.